PREPAYMENTS AND OTHER RECEIVABLES (Tables)	9 Months Ended
Sep. 30, 2025
PREPAYMENTS AND OTHER RECEIVABLES
Summary of prepayments and other receivables

	As of
	September 30, 2025	December 31, 2024
Receivable from collaboration agreement	$896	$—
Interest receivable	30	1,042
Prepayments:
– Prepayments to CRO vendors	1,138	998
– Prepayments for employee incentives	346	641
– Prepayments for deferred financing fees(1)	966	—
– Prepayments for insurance and other services	1,125	484
Other receivables	—	130
Total prepayments and other receivables	$4,501	$3,295

(1) Deferred financing fees represent incremental costs directly attributable to the Company’s equity offerings, including fees associated with the Hong Kong Exchange initial public offering. These costs are capitalized as a prepayment on the consolidated balance sheets. Upon the successful completion of the offering, these deferred financing fees are reclassified to additional paid-in capital as a reduction of the proceeds.